Exhibit 10.6

Lock-up Agreement

July 31, 2021

Wall Street Acquisitions Corp

4440 S. Piedras Dr., Suite 136

San Antonio, TX 78228

Re: Proposed Public Offering by Wall Street Acquisitions Corp

Ladies and Gentlemen:

On this July 30, 2021, the undersigned, stockholders and directors or officers of Wall Street Acquisitions Corp, a Delaware corporation, (the Company”) understand that the Company intends to engage in the public offering of the shares of the Company (the “Securities Offering”) through self-underwriting or distribution by officers of the Company pursuant to Rule 3a4-1 under the Securities Exchange Act of 1934.

Subject to the termination provisions of the Registration Statement of the Securities Offering and in recognition of the benefit that the Securities Offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned and for 548 days [18 months] or as may be extended for another 90 days (herein the “Lock-Up Period”) agrees not to directly or indirectly (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any securities of the Company (including the issuance of shares of Securities upon the exercise of options) (collectively, the “Lock-Up Securities”), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of the Lock-Up Securities or such other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities under the following conditions or for the following purposes:

(1)      as a bona fide gift or gifts; or

(2)      to any trust or other entity for the direct or indirect benefit of, or wholly-owned by, the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(3)    by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

(4)      by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement.; or

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Notwithstanding the foregoing, if:

(1)     during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2)     prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless waived by the Parties to this Agreement waives, in writing, such extension.

The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered to the Company and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Wall Street Acquisitions Corp

/s/ Jimmy Ramirez
Jimmy Ramirez
President for Wall Street Acquisitions Corp

/s/ Jimmy Ramirez
Jimmy Ramirez
As Individual Party

/s/ Franklin Ogele
Franklin Ogele
As Individual Party

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